                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Starbucks Corporation ("Starbucks") on Form 10-Q for the fiscal quarter ended January 1, 2006, as filed with the Securities and Exchange Commission on February 10, 2006 (the "Report"), I, Michael Casey, executive vice president, chief financial officer and chief administrative officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

February 10, 2006                    /s/ Michael Casey
                                     -----------------------------------------
                                     Michael Casey
                                     executive vice president, chief financial
                                     officer and chief administrative officer